F irst Quarter 2021 Results Conference Cal l April 2021

R A I S E T H E B A R 2 This presentation contains statements that, to the extent they are not recitations of historical fact, constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All such statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of such safe harbor provisions. “Forward-looking” statements, as such term is defined by the SEC in its rules, regulations and releases, represent VSE Corporation’s (the “Company”) expectations or beliefs, including, but not limited to, statements concerning its operations, economic performance, financial condition, growth and acquisition strategies, investments and future operational plans. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “forecast,” “seek,” “plan,” “predict,” “project,” “could,” “estimate,” “might,” “continue,” “seeking” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements speak only as of the date of this presentation and the Company undertakes no ongoing obligation, other than that imposed by law, to update these statements. These statements appear in a number of places in this presentation, and relate to, among other things, the Company’s intent, belief or current expectations with respect to: its future financial condition, results of operations or prospects; our business and growth strategies; and our financing plans and forecasts. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those contained in or implied by the forward-looking statements as a result of various factors, some of which are unknown, including, without limitation the factors identified in the Company’s reports filed or expected to be filed with the SEC including its Annual Report on Form 10-K for the year ended December 31, 2020. Forward-Looking Statements Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this document also contains Non-GAAP financial measures. We consider Adjusted Net Income, Adjusted EPS (Diluted), EBITDA, Adjusted EBITDA, trailing-twelve month Adjusted EBITDA, net debt and free cash flow (FCF) as non-GAAP financial measures and important indicators of performance and useful metrics for management and investors to evaluate our business’s ongoing operating performance on a consistent basis across reporting periods. Adjusted Net Income represents Net Income adjusted for discrete items. Adjusted EPS (Diluted) is computed by dividing net income, adjusted for the discrete items and the related tax impacts, by the diluted weighted average number of common shares outstanding. EBITDA represents net income before interest expense, income taxes, amortization of intangible assets and depreciation and other amortization. Adjusted EBITDA represents EBITDA adjusted for discrete items. Net debt is defined as total debt less cash and cash equivalents. Free cash flow represents operating cash flow less capital expenditures. Net leverage ratio is calculated as net debt divided by trailing twelve month Adjusted EBITDA. The reasons why we believe these measures provide useful information to investors and a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these Non-GAAP measures are included in the supplemental schedules attached.

R A I S E T H E B A R 3 EXECUTIVE SUMMARY First Quarter 2021 Aviation Segment: Transformational New Agreement Announced $1 billion 15-year engine accessories distribution agreement win in April 2021 – another partnership with a major global OEM Fleet Segment: Commercial Growth & Customer Diversification Commercial fleet diversification strategy and commercial growth success; +64% revenue y/y in 1Q’21 Federal & Defense Segment: Organic Growth Announced $37.5 million in new contract award commitments in April 2021 Inorganic Growth: HAECO Special Services (HSS) Acquisition HSS acquisition supports higher-margin aircraft modernization and sustainment MRO within Federal & Defense segment. Acquisition performance ahead of initial plan; Acquisition closed March 1, 2021. Capital Deployment to Support New Program Wins in 2021 For the full-year 2021, the company currently anticipates continued inventory investment to support revenue and margin capture in 2022+, which includes $56 million to support the new engine accessories OEM program win within Aviation segment. Execution on Growth Strategy Combination of market share gains across all segments, together with first month of revenue contribution from HSS acquisition Operational & Profit Execution Across All Segments Generated positive Adjusted EBITDA across all three segments in 1Q’21; reported GAAP net income of $5.1 million and adjusted net income of $5.3 million, $0.44 per diluted share Outpacing Aviation Recovery Continues, Led by Aviation Distribution Third consecutive quarter of sequential revenue growth within Aviation segment; +15% q/q, driven by new business wins. Distribution and improved B&GA demand lead the recovery. Accelerating Higher-Margin Capability Expansion in Federal & Defense Focused on building MRO and technical capabilities within higher margin niche markets; HSS accelerates this strategy Fleet Revenue Growth Driven by Commercial Sales Commercial was 26% of Fleet revenue in 1Q’21 vs. 17% in 1Q’20; USPS revenue down less than 7% y/y; near flat on a q/q basis Continued Business Transformation through Market Share Gains, Expanded Service Capabilities & Inorganic Growth Business Transformation Update as of April 29, 2021 First Quarter 2021 Key Performance Highlights

R A I S E T H E B A R 4 $1 BILLION ENGINE ACCESSORIES AGREEMENT 15-year agreement anticipated to generate ~$60 million annually upon full implementation Transformational Agreement Supports Organic Growth Strategy & Reflects Continued B&GA Market Focus Agreement Overview At $60 million annually, represents ~35%+ increase in 2020 VSE Aviation revenue Key Strategic Benefits Leveraging our unique value proposition across both Distribution & MRO Long-term, Transformational Distribution Agreement 15-year distribution agreement valued at approximately $1 billion over the life of the contract with a global aircraft engine manufacturer commencing in 2Q’21. Serving More than 100 B&GA Engine Platforms VSE Aviation will be the distributor for more than 6,000 flight-critical components used in more than 100 business and general aviation (B&GA) and regional aviation engine platforms. VSE will support customers with both new and exchange components. Installed Base of More than 5,000 U.S.-based Aircraft VSE will service 5,000+ U.S.-based aircraft with on-demand, flight-critical components to support scheduled line maintenance and AOG (aircraft on-ground) events. Stable Contractual Revenue through 2036 VSE expects program revenue to be approximately $12 million in 2021 and $45 million in 2022. Once fully implemented, the program is estimated to generate ~$60+ million in annual revenue. Directly Servicing Business & General Aviation Customers VSE Aviation will be the first point of contact for B&GA owners, operators and maintenance providers, supplying critical engine components and on-demand part and repair solutions. Significant Opportunity to Cross-sell Complementary Offerings This agreement positions VSE to provide complementary product and service offerings, supporting long-term market share gains within attractive B&GA customer verticals. Leveraging Existing VSE Expertise in Parts Distribution and MRO VSE Aviation is a well-established leader in engine accessory repair and technical proprietary parts distribution. This agreement significantly expands the Company’s service of both new and existing engine platforms. This OEM partnership expands VSE’s repair capabilities to service additional engine accessory exchange units.

R A I S E T H E B A R ▪ 1Q’21 revenue of $165M decreased (3)% y/y (1) ▪ Q/Q revenue growth across all segments: Aviation +15%, Federal & Defense +15%, Fleet +1% ▪ Continued investment in Distribution and MRO capabilities to gain market share and execute on organic growth strategy 5 VSE FINANCIAL SUMMARY ($ in millions except EPS) 1Q’21 1Q’20 4Q’20 vs 1Q’20 vs 4Q’20 Revenue $165.0 $177.4 $150.0 (7)% 10% Adjusted EBITDA $15.6 $22.7 $17.3 (31)% (10)% Adjusted EBITDA % 9.5% 12.8% 11.5% (3.3)pts (2.0)pts Operating Income $9.6 $9.7 $11.9 (1)% (19)% Net Income $5.1 $3.3 $6.0 55% (15)% Adjusted Net Income $5.3 $9.8 $5.8 (46)% (9)% Diluted EPS $0.42 $0.30 $0.54 40% (22)% Adjusted Diluted EPS $0.44 $0.89 $0.52 (52)% (15)% 3rd Consecutive Quarter of Revenue Growth; Continued Progress on Growth Plans with New Wins & Program Launches (1) Excluding the 2020 revenue related to Prime Turbines/CT Aerospace divestitures, revenue is $165.0 million in 1Q’21, versus $169.5 million in the same period of 2020

CONSOLIDATED PERFORMANCE BRIDGE

	Revenue	Adj. EBITDA	Adj. EBITDA Margin %
4Q'20	$150.0	$17.3	11.5%
Aviation	$5.8	$0.9	+0.1 pts
FDS	$8.5	($2.7)	(2.1) pts
Fleet	$0.7	($0.4)	(0.3) pts
Corporate	-	$0.5	+0.3 pts
1Q'21	$165.0	$15.6	9.5%

1Q'20	$177.4	$22.7	12.8%
Aviation	($13.7)	($5.7)	(2.4) pts
FDS	($0.2)	$0.1	+0.1 pts
Fleet	$1.5	$(1.5)	(1.0) pts
Corporate	-	-	-
1Q'21	$165.0	$15.6	9.5%

Q/Q comparisons:

- Aviation segment revenue and profit increased, with three quarters of sequential growth supported by execution of market share gains and recovery in business and general aviation market
- Federal & Defense (FDS) segment revenue increase driven by Department of Justice program and HSS acquisition, with profit declines due to contract mix
- Fleet segment revenue growth supported by higher sales in commercial fleet and e-commerce fulfillment, offset by slight decline in U.S. Postal Service and DoD-related revenue

Y/Y comparisons:

- Aviation revenue and profit decline driven by COVID-19 impact on global revenue passenger miles
- Federal & Defense (FDS) lower revenue driven by completion of previously announced expiring programs with progress on new capabilities in MRO to maximize portfolio profitability
- Fleet growth driven primarily by commercial fleet and e-commerce fulfillment offset by a slight decline U.S. Postal Service and DoD-related revenue

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R A I S E T H E B A R ▪ 1Q’21 Aviation revenue increased +15% sequentially, led by growth in Distribution business ▪ Excluding the contribution of Prime Turbines and CT Aerospace divestitures, 1Q’21 revenue decreased (12)% versus same period of 2020 ▪ Announced a ~$1 billion exclusive, life-of-program distribution agreement, expanding into engine accessory distribution with B&GA customers 7 AVIATION SEGMENT ($ in millions) 1Q’21 vs 1Q’20 vs 4Q’20 Revenue $44.4 (24)% +15% Revenue, less divestitures (1) $44.4 (12)% +15% Adjusted EBITDA $2.2 (72)% +61% Adjusted EBITDA % 5% (8.6) pts +1.5 pts Operating Income $(0.3) +82% +60% Revenue by Type: Distribution Adjusted –(1) $26.1 +18% +13% Repair Adjusted –(1) $18.3 (34)% +18% (1) Excludes 2020 revenue related to Prime Turbines/CT Aerospace divestitures 3rd Consecutive Quarter of Revenue Growth & New Program Wins; Distribution at Pre-Pandemic Revenue

R A I S E T H E B A R ▪ 1Q’21 revenue increased +1% sequentially, driven by commercial fleet revenue growth ▪ Y/Y revenue increases supported by commercial fleet and ecommerce fulfillment business, +64% y/y ▪ Margin impacted by sales mix and investment in commercial fleet sales infrastructure 8 FLEET SEGMENT ($ in millions) 1Q’21 vs 1Q’20 vs 4Q’20 Revenue $54.7 +3% +1% Adjusted EBITDA $8.1 (16)% (5)% Adjusted EBITDA % 14.8% (3.3) pts (1) pts Operating Income $5.7 (17)% (7)% Revenue by Customer: Other Government $37.2 (7)% -% DoD $3.1 (33)% (19)% Commercial $14.4 +64% +12% Customer Diversification Progress & Growth in Commercial Fleet Revenue

FEDERAL & DEFENSE SEGMENT

VSE CORPORATION

($ in millions)	1Q'21	vs 1Q'20	vs 4Q'20
Revenue	$65.9	-%	+15%
Adjusted EBITDA	$5.8	+2%	(32)%
Adjusted EBITDA %	8.8%	+0.2 pts	(6) pts
Operating Income	$5.0	+2%	(36)%
Contract Backlog:			
Bookings	*$63*	*(6)%*	*(16)%*
Backlog	*$188*	*(7)%*	*+3%*

- 1Q'21 revenue increased +15% sequentially, led by strong revenue performance on U.S. Department of Justice program and HSS acquisition
- Awarded ~$37.5M in combined new contracts to provide on-demand MRO services to U.S. and allied foreign militaries, expanding capabilities in the higher-margin technical services market
- Expanding market focus and strategic position to grow backlog

Focus on Backlog Building, Expanding Service Capabilities & Profitability Enhancement

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R A I S E T H E B A R ▪ 1Q'21 capital allocation priorities include investments for new Aviation segment program launches. Inventory investments in Aviation Distribution programs for 1Q’21 include: ▪ Engine Accessories: $20 million ▪ Auxiliary Power Unit: $10 million ▪ Landing Gear: $5 million ▪ Strong liquidity profile with $167M cash and unused commitment availability under $350M revolving credit facility due 2023 ▪ Maintaining long-term target of 2.5x net leverage ratio; Anticipating FY’21 ratio to be in line with FY’20 10 BALANCE SHEET OPTIONALITY ($ in millions) 1Q’21 1Q’20 4Q’20 Net Debt $253 $273 $251 Free Cash Flow $(38.5) $6.0 $(0.9) Net leverage ratio 3.7X 2.9X 3.3X Unused Commitments $167 $176 $175 Inventory Investments Supporting New Distribution Program and Future Revenue/Margin

R A I S E T H E B A R 11 INVESTMENT OPPORTUNITY Unique pure-play independent aftermarket services company poised for growth Strategic Market Positioning, Strong Growth Strategy, Proven Execution Experience MISSION-CRITICAL AFTERMARKET SERVICES CULTURAL TRANSFORMATION DRIVING GROWTH STRONG CUSTOMER RELATIONSHIPS NEW EXPERIENCED MANAGEMENT TEAM FRAGMENTED END-MARKETS WELL-BALANCED BUSINESS SEGMENTS

APPENDIX 12

VSE EXECUTIVE TEAM



John Cuomo
President and CEO

Background & Responsibilities

- 19+ years of aerospace distribution and services market industry experience
- Appointed Chief Executive Officer and President of VSE Corporation in April 2019
- Previously served as Vice President and General Manager of Boeing Distribution Services and Group President, KLX Aerospace Solutions



Stephen Griffin
Chief Financial Officer

Background & Responsibilities

- 10+ years of senior finance leadership, most recently as CFO for GE Aviation Engine Services
- Appointed CFO of VSE Corporation in November 2020
- Manages the financial and accounting operations for the consolidated corporation

VSE Senior Leadership



Chad Wheeler
Group President, Wheeler Fleet Solutions



Robert Moore
Group President, Federal & Defense Services



Ben Thomas
Group President, Aviation



Krista Stafford
Chief Human Resources Officer

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INVESTMENT HIGHLIGHTS

Pure-play independent aftermarket service provider with strong organic & inorganic growth opportunities

60+ Years **Aftermarket Services**

3 Distinct End Markets

~2,200 Employees

~$649M Revenue

~$68M Adj. EBITDA

~$25M Adj. Net Income

Note: Figures above reflect TTM 3/31/21

- Global provider of aftermarket distribution, maintenance, repair, and overhaul ("MRO"), and other services
- Balanced commercial and defense customer base provides resilience through economic and market cycles
- Strong customer/supplier relationships with embedded services enhance long-term opportunities and revenue stability
- Fragmented end-markets provide for market share capture and high return acquisition opportunities
- Cultural transformation driving higher margin sustainable growth

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R A I S E T H E B A R AVIATION FLEET FEDERAL & DEFENSE DIVERSIFIED REVENUE MIX 15 Distribution & MRO Services » Aftermarket repair and distribution services to commercial, cargo, general aviation, military/defense and rotorcraft customers globally » Supply chain & parts distribution » Maintenance, repair & overhaul (MRO) services » Component & engine accessory maintenance » Rotable exchanges & sales Distribution & Fleet Services » Aftermarket support, parts supply, inventory management, e-commerce fulfillment for medium- and heavy-duty truck/fleet owners » Customized fleet logistics » Parts distribution & warehousing » Just-in-Time supply chain management » Kitting; alternative product sourcing » Engineering & technical support Logistics & Sustainment Services » Aftermarket maintenance, repair and overhaul (MRO) and logistics for military vehicles, ships and aircraft for federal and defense agencies » Base operations support (BOS) » Procurement & supply chain management » Aircraft, vehicle & marine sustainment services » IT services & Clean Energy consulting 100% Aftermarket Services

R A I S E T H E B A R BALANCED AFTERMARKET BUSINESS SEGMENTS 16 100% aftermarket services supporting critical link between OEMs & end-users Diverse End Markets Deliver Tailwinds for Growth ( $ and % TTM 3/31/21 Revenue) $243.7M 38% Fleet Distribution & Fleet Services $151.2M 23% Aviation Distribution & MRO Services Federal & Defense Logistics & Sustainment Services $254.1M 39%

R A I S E T H E B A R 17 UNIQUE VALUE PROPOSITION Differentiation drives market share gains, long-term sustainable revenue & margin expansion End-User and OEM-Centric Ability to offer bespoke solutions to support critical link between end-users and Original Equipment Manufacturers (“OEMs”) Agility Lean operating model and decentralized business units support on-demand customer requirements Pure-Play Aftermarket Uniquely positioned in the market as independent parts and services provider Transportation Asset Experience Support for land, sea, and air transportation assets to new-generation platforms, legacy platforms and end-of-life assets Performance Experience 60+ year history of proven performance and aftermarket service excellence Proprietary Technology Proprietary software and solutions provide embedded customer offerings and key decision- making data to drive customer benefits

R A I S E T H E B A R 18 KEYS TO SUCCESS FOR VSE IN 2021 AVIATION FLEET FEDERAL & DEFENSE ▪ Continue to outpace market recovery and expand operating margins ▪ Execute on recently awarded distribution agreements ▪ Expand MRO capabilities and partnerships to capture incremental share ▪ Drive above-market commercial growth from fleet customers, products and services ▪ Accelerate eCommerce proprietary technology and eCommerce fulfillment sales ▪ Integrate HAECO Special Services (HSS), realizing synergies and full transaction potential ▪ Build strong backlog from core capabilities and expanded supply chain, logistics and aircraft maintenance and sustainment offerings ▪ Expansion of higher-margin offerings and margin expansion

AVIATION SEGMENT OVERVIEW

Refocused Strategy: Higher growth, higher-margin commercial and B&GA distribution and MRO

Key Capabilities

- ✓ Commercial and business & general aviation proprietary product distribution
- ✓ Supply chain & logistics services
- ✓ Landing gear market specialist
- ✓ Component & engine MRO services
- ✓ Rotable exchanges and sales

Growth Drivers

MRO Capability Development

- New MRO offerings to support range of components and engine accessory repairs including: fuel and hydraulics, engine components and accessories, interiors, auxiliary power units, and avionics

Distribution Product Expansion

- New proprietary OEM product additions to support aftermarket landing gear, airframes, engine accessories, avionics, and interiors

International Expansion

- Expansion in core aerospace markets for MRO and distribution

Business and General Aviation (B&GA)

- Ability to support underserved B&GA market niche with proprietary part distribution and component and accessory MRO

Representative Customers

amazon Prime Air
Covington Aircraft
Dallas Airmotive (BBA Aviation company)
Delta
DHL
FedEx
Honeywell
H+S Aviation
PAC (Precision Aviation Controls)
Pratt & Whitney (A United Technologies Company)
Revima (Engine Parts Repair)
Southwest
StandardAero
UPS

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FLEET SEGMENT OVERVIEW

VSE CORPORATION

Refocused Strategy: High growth Class 4-8 commercial distribution and e-commerce

Key Capabilities

- ✓ High-duty cycle, Class 4-8 (medium to heavy) vehicle parts distribution
- ✓ Just-in-time supply chain management
- ✓ E-commerce & e-commerce fulfillment
- ✓ Customized fleet logistics & IT solutions
- ✓ Technical support, engineering, sourcing, warehousing & kitting
- ✓ Private label products

Growth Drivers

Commercial Customer Diversification

- Expansion of commercial customer base to support new medium to large, high-duty cycle fleet customers

Wallet Share Expansion

- Product expansion to existing just-in-time clients

E-commerce

- Customized technology platform to support class 4-8 vehicles parts

E-commerce Fulfillment

- Inventory sales through 3rd-party channels

Product Expansion

- Addition of both new product offerings and growth in private label product

Representative Customers

amazon

UNITED STATES POSTAL SERVICE

BIMBO Bakeries USA

aramark

DEPARTMENT OF DEFENSE UNITED STATES OF AMERICA

CANADA POST POSTES CANADA

PENSKE

FritoLay

REPUBLIC SERVICES

PEPSICO

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FEDERAL & DEFENSE SEGMENT OVERVIEW

VSE CORPORATION

Refocused Strategy: Higher margin, differentiated supply chain, MRO and technical services

Key Capabilities

- ✓ Transportation asset MRO services
- ✓ Base operations support
- ✓ Transportation & freight services
- ✓ Logistics, procurement & supply chain support
- ✓ Engineering & technical solutions
- ✓ IT & Clean Energy consulting services

Growth Drivers

Market Expansion

- Increase military aviation services with products, supply chain and repair services

Capability Development

- Broaden DoD logistics and supply chain offering to support underserved market demand

International Growth

- Utilize success in foreign markets to support foreign military sales opportunities

Consulting/Technical Expansion

- IT and Clean Energy consulting services growth

Leverage Core Competency

- Expand base operations support for U.S. Air Force, U.S. Army and U.S. Navy

Representative Customers

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R A I S E T H E B A R 22 GAAP TO NON-GAAP RECONCILIATIONS Adjusted Net Income and Adjusted EPS (Diluted) (1) Calculation uses an estimated statutory tax rate on non-GAAP tax deductible adjustments. In thousands (except per share data) 1Q2020 2Q2020 3Q2020 4Q2020 1Q2021 Net income (loss) $ 3,332 $ (22,624) $ 8,108 $ 6,013 $ 5,111 Adjustments to Net Income (Loss): Acquisition related costs — — — — 310 Executive transition costs — — — 1,026 — German facility closure costs — — — 1,132 — Earn-out adjustment 301 (1,700) (1,695) (2,447) — Loss on sale of business entity and certain assets 7,536 678 — — — Gain on sale of property (1,108) — — — — Severance — 739 — — — Goodwill and intangible impairment — 33,734 — — — 10,061 10,827 6,413 5,724 5,421 Tax impact on adjusted items (1) (236) (4,230) 423 70 (78) Adjusted Net Income $ 9,825 $ 6,597 $ 6,836 $ 5,794 $ 5,343 Weighted Average Diluted Shares 11,101 11,041 11,100 11,141 12,172 Adjusted EPS (Diluted) $ 0.89 $ 0.60 $ 0.62 $ 0.52 $ 0.44

R A I S E T H E B A R 23 GAAP TO NON-GAAP RECONCILIATIONS EBITDA and Adjusted EBITDA In thousands (except per share data) 1Q2020 2Q2020 3Q2020 4Q2020 1Q2021 Net income (loss) $ 3,332 $ (22,624) $ 8,108 $ 6,013 $ 5,111 Interest expense, net 3,486 3,072 3,530 3,408 3,030 Income taxes 2,916 (2,358) 2,547 2,493 1,462 Amortization of intangible assets 4,723 4,464 4,158 4,159 4,288 Depreciation and other amortization 1,521 1,231 1,351 1,471 1,360 EBITDA 15,978 (16,215) 19,694 17,545 15,251 Acquisition related costs — — — — 310 Executive transition costs — — — 1,026 — German facility closure costs — — — 1,132 — Earn-out adjustment 301 (1,700) (1,695) (2,447) — Loss on sale of business entity and certain assets 7,536 678 — — — Gain on sale of property (1,108) — — — — Severance — 739 — — — Goodwill and intangible impairment — 33,734 — — — Adjusted EBITDA $ 22,707 $ 17,236 $ 17,999 $ 17,256 $ 15,561

R A I S E T H E B A R 24 GAAP TO NON-GAAP RECONCILIATIONS Segment EBITDA and Adjusted EBITDA In thousands 1Q2020 2Q2020 3Q2020 4Q2020 1Q2021 Aviation Operating Income (Loss) $ (1,880) $ (34,387) $ 1,586 $ (833) $ (332) Depreciation and Amortization 3,066 2,472 2,493 2,667 2,554 EBITDA 1,186 (31,915) 4,079 1,834 2,222 Executive transition costs — — — 322 — German facility closure costs — — — 1,132 — Earn-out adjustment 301 (1,700) (1,695) (1,905) — Loss on sale of a business entity and certain assets 7,536 678 — — — Gain on sale of property (1,108) — — — — Severance — 382 — — — Goodwill and intangible impairment — 33,734 — — — Adjusted EBITDA $ 7,915 $ 1,179 $ 2,384 $ 1,383 $ 2,222 Fleet Operating Income $ 6,906 $ 7,014 $ 6,589 $ 6,150 $ 5,741 Depreciation and Amortization 2,672 2,572 2,378 2,361 2,340 EBITDA and Adjusted EBITDA $ 9,578 $ 9,586 $ 8,967 $ 8,511 $ 8,081 Federal and Defense Operating Income $ 4,924 $ 6,772 $ 6,746 $ 7,868 $ 5,025 Depreciation and Amortization 739 649 638 604 754 EBITDA 5,663 7,421 7,384 8,472 5,779 Severance — 112 — — — Adjusted EBITDA $ 5,663 $ 7,533 $ 7,384 $ 8,472 $ 5,779

R A I S E T H E B A R 25 GAAP TO NON-GAAP RECONCILIATIONS Balance Sheet (1) TTM Adjusted EBITDA is defined as Adjusted EBITDA for the most recent twelve (12) month period Reconciliation of Operating Cash Flow to Free Cash Flows Three Months Ended In thousands 31-Mar-20 30-Jun-20 30-Sep-20 31-Dec-20 31-Mar-21 Net cash provide by operating activities $ 6,758 $ 16,050 $ 12,427 $ 526 $ (36,367) Capital expenditures (724) (1,104) (1,128) (1,471) (2,109) Free Cash Flow $ 6,034 $ 14,946 $ 11,299 $ (945) $ (38,476) Reconciliation of Debt to Net Debt Three Months Ended In thousands 31-Mar-20 30-Jun-20 30-Sep-20 31-Dec-20 31-Mar-21 Principal amount of debt $ 276,256 $ 263,075 $ 252,685 $ 253,461 $ 255,635 Debt issuance costs (2,556) (2,959) (2,664) (2,368) (2,072) Cash and cash equivalents (543) (213) (551) (378) (347) Net Debt $ 273,157 $ 259,903 $ 249,470 $ 250,715 $ 253,216 Net Leverage Ratio Three Months Ended In thousands 31-Mar-20 30-Jun-20 30-Sep-20 31-Dec-20 31-Mar-21 Net Debt $ 273,157 $ 259,903 $ 249,470 $ 250,715 $ 253,216 TTM Adjusted EBITDA (1) 93,646 87,754 81,036 75,198 68,052 Net Leverage Ratio 2.9x 3.0x 3.1x 3.3x 3.7x